UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 24, 2011
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS (State of incorporation or organization)	001-34404 (Commission file number)	75-0970548 (I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS (Address of principal executive offices)	79701 (Zip code)
Registrant’s telephone number, including area code: (432) 684-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 24, 2011, Dawson Geophysical Company (“Dawson”) and TGC Industries, Inc. (“TGC”) issued a joint press release providing (i) an update regarding the 10-day average of the volume weighted average price of Dawson common stock, (ii) a statement that TGC and Dawson have exchanged letters reflecting each of their suggested changes to various terms of the merger agreement, including the exchange ratio, (iii) an explanation that, pursuant to the terms of the merger agreement, the parties would be negotiating on October 26 and 27, 2011 regarding a possible adjustment to the exchange ratio and (iv) an explanation that if the parties do not reach an agreement on a possible adjustment to the exchange ratio, either party may terminate the parties’ merger agreement at any time on or after negotiations end on October 27, 2011.
     A copy of the joint press release is included herein as Exhibit 99.1 and is incorporated by reference herein.
* * *
     Important Information For Investors and Shareholders
     This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
     In connection with the proposed merger, Dawson filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus regarding the proposed merger. The registration statement was declared effective by the SEC on September 23, 2011, and a definitive joint proxy statement/prospectus was mailed to Dawson and TGC shareholders on or about September 27, 2011 in connection with the proposed merger.
     INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the joint proxy statement/prospectus, as well as other documents containing important information about Dawson and TGC filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 to receive copies of documents that each company files with or furnishes to the SEC.
     Participants in the Proxy Solicitation
     Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. Information about the directors and officers of TGC is set forth in its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
99.1	Press release dated October 24, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: October 24, 2011	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated October 24, 2011.